Exhibit 10.21

FORM OF AMENDMENT TO
SEVERANCE COMPENSATION AGREEMENT
This AMENDMENT modifies the Severance Compensation Agreement dated _____ between Albemarle Corporation, a Virginia corporation (the "Company"), and _____ ("Employee") (referred to herein as the "Agreement").
1.Paragraph 3 of the Agreement is amended to add a new paragraph (c) at the end thereof to read as follows:
"(c) Notwithstanding paragraphs (a) and (b) of this Section 3, with respect to any awards granted under the Incentive Plans in 2014 or later, upon a Change in Control, such awards shall be treated in accordance with the terms of the Notices granting such awards."
2.Paragraph 2.a(vi) of the Agreement is amended in its entirety to read as follows:
"(vi)     Financial Counseling. Following your Date of Termination, the Corporation shall make available to you, two years (plus the remaining unexpired portion of the year in which your Date of Termination falls) of financial counseling services which may include tax counseling services. You may select the organization that will provide you with the financial and tax counseling services, however, the Corporation's obligation to provide you benefits under this subsection (vi) shall be limited to $25,000. To be eligible for reimbursement, the financial counseling must begin in the calendar year of your Date of Termination, unless such Date of Termination is less than 60 days before the end of such calendar year, in which case the financial counseling must begin no later than during the following calendar year."
3.Except as otherwise provided in this Amendment, defined terms used in this Amendment shall have the same meanings as set forth in the Agreement, as applicable.
4.Except as otherwise provided in this Amendment, all other terms and provisions of the Agreement shall remain unchanged.

5.The provisions of this Amendment to the Agreement shall be effective as of the date hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and Employee have caused this Amendment to be signed, each on their own behalf, as of this _____ day of _____, 2015.
ALBEMARLE CORPORATION

By

Employee